UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2006

Avon Products, Inc.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York 10105-0196
(Address of principal executive offices) (Zip Code)

(212) 282-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

Filed as part of this Current Report on Form 8-K are (i) the consolidated balance sheets of Avon Products, Inc. as of December 31, 2005 and 2004, and the related consolidated statements of income, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows for each of the years in the three-year period ended December 31, 2005 (the “Financial Statements”); (ii) management’s report on internal control over financial reporting (“Management’s Report”); and (iii) the report of the independent registered public accounting firm on the Financial Statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting (the “Independent Registered Public Accounting Firm’s Report”). The Financial Statements, Management’s Report, and the Independent Registered Public Accounting Firm’s Report will be incorporated by reference in Avon Products, Inc’s Annual Report on Form 10-K for the year ended December 31, 2005 and included as an exhibit thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23	Consent of independent registered public accounting firm

99.1	Consolidated financial statements

99.2	Management’s report on internal control over financial reporting

99.3	Report of independent registered public accounting firm

      (Page 2 of 3 Pages)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Kevin W. Byrne

Kevin W. Byrne
Vice President and Chief Accounting Officer

Date: February 17, 2006

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of independent registered public accounting firm

99.1	Consolidated financial statements

99.2	Management’s report on internal control over financial reporting

99.3	Report of independent registered public accounting firm